Exhibit 10.6

EXECUTION VERSION

AMENDMENT 3 TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This Amendment 3 to Amended and Restated Note Purchase Agreement, dated as of May 22, 2018 (this “Amendment”), is by and among CHENIERE CCH HOLDCO II, LLC, a Delaware limited liability company (“Issuer”), CHENIERE ENERGY, INC., a Delaware corporation (“Parent”), EIG MANAGEMENT COMPANY, LLC, a Delaware limited liability company, as administrative agent for the Note Holders (“Agent”), and the Note Holders (as defined in the Note Purchase Agreement described below) signatories hereto. Capitalized terms used herein but not defined herein shall have the meaning given to such terms in the Note Purchase Agreement described below.

RECITALS

WHEREAS, reference is made to the Amended and Restated Note Purchase Agreement, dated as of March 1, 2015 (as amended, amended and restated, modified or supplemented prior to the date hereof, the “Note Purchase Agreement”), among Issuer and the other parties thereto;

WHEREAS, on or about the date hereof, Issuer will amend and extend the terms of the Term Loan Facility Agreement substantially in the form attached as Exhibit A hereto in order to incur new senior debt for the construction of a third train and refinance its existing senior debt;

WHEREAS, Issuer will concurrently amend the terms of the Common Terms Agreement substantially in the form attached as Exhibit B hereto;

WHEREAS, certain of such amendments to the Train 3 Finance Documents may constitute Fundamental Amendments insofar as they impose limitations on the ability of CCH, CCL or CCP to make restricted payments, alter the ability of CCH, CCL and CCP to incur indebtedness (beyond the indebtedness permitted by the Common Terms Agreement as in effect on the CTA Signing Date) and amend certain provisions relating to a Fundamental Event of Default;

WHEREAS, Issuer desires to amend the Note Purchase Agreement as set forth herein; and

WHEREAS, (i) pursuant to Section 12.6 of the Note Purchase Agreement, the amendment set forth herein requires the consent of Required Note Holders, and (ii) pursuant to Section 7.3 of the Note Purchase Agreement, Fundamental Amendments may not be made without the consent of the Required Note Holders (which means Note Holders holding in the aggregate 50.01% or more of the principal amount of the Notes outstanding).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Lender Consents and Authorizations.

(a)    The undersigned constitute the Required Note Holders and, by signing this Amendment, the undersigned hereby consent (i) to the amendments described in this Agreement and (ii) to Fundamental Amendments that may arise as a result of effecting the amendments to the CCH Senior Financing Documents reflected in the Train 3 Finance Documents (in the form attached hereto as Exhibit A and Exhibit B).

Section 2.    Amendment.

(a)    The definition of “Material Project Agreement” is hereby amended and restated in its entirety as follows:

“Material Project Agreements” means:

(a)	the Initial LNG SPAs,

(b)	the Second Phase LNG SPAs (as defined in the Train 3 Finance Documents),

(c)	EPC Contract (T1/T2),

(d)	EPC Contract (T3),

(e)	the Technology License (T1/T2),

(f)	the Technology License (T3),

(g)	the Real Property Documents,

(h)	the O&M Agreements,

(i)	the CCP Pipeline Precedent Agreement;

(j)	the Equity Contribution Agreement;

(k)	the Gas and Power Supply Services Agreement;

(l)	the CMI Export Authorization Letter;

(m)	each other agreement that is a “Material Project Agreement” under the Permitted Senior Debt Documents; and

(n)	any Subsequent Material Project Agreement;

in each case as amended, amended and restated or otherwise modified from time to time in accordance with the terms of the Permitted Senior Debt Documents and this Agreement.

(b)    The following defined term shall be inserted into Section 1.1 of the Note Purchase Agreement in appropriate alphabetical order:

“Train 3 Finance Documents” means the amended and restated Term Loan Facility Agreement and the amended and restated Common Terms Agreement in the forms attached as Exhibit A and Exhibit B, respectively, to Amendment No. 3 to the Amended and Restated Note Purchase Agreement, dated May 22, 2018, among Issuer, Parent, Agent and the Note Holders party thereto.

(c)    The following language shall be inserted in the Note Purchase Agreement as Section 3.3B(vii):

(vii) Until the Date Certain, if CCH is or would be required, pursuant to the terms of the CCH Senior Financing Documents (as amended by the Train 3 Finance Documents) or other Permitted Senior Debt Documents as in effect on the date hereof, to make (or offer to make) a mandatory prepayment (including as a result of a mandatory offer) of Senior Debt as a result of the occurrence of an LNG SPA Prepayment Event resulting from failure to achieve the “date of first commercial delivery” deadlines under and as defined in the Initial LNG SPAs (without regard to any waiver or amendment of such mandatory prepayment requirement or rejection of any offer to prepay by the holders of the Senior Debt and including as a “mandatory prepayment” for purposes of this clause (vii), any voluntary prepayment made by CCH prior to the Date Certain (which shall be deemed for this purpose to be made at the time the corresponding mandatory prepayment would have been made) in anticipation of or in connection with the termination of a Qualifying LNG SPA for a failure to achieve the “date of first commercial delivery” deadline under such Qualifying SPA that has the effect of reducing or eliminating the amount of Senior Debt that would otherwise have been mandatorily prepaid as a result of an LNG SPA Prepayment Event arising due to the termination of such Qualifying LNG SPA as a result of a failure to achieve the “date of first commercial delivery” deadline thereunder), then (A) the Issuer shall make a pro rata offer to repurchase the Notes at par pursuant to Section 3.3B(vi) of the Note Purchase Agreement in an aggregate amount equal to (1) the amount of Senior Debt that is or would be required to be so prepaid divided by (2) the aggregate amount of Senior Debt then outstanding on the date of the LNG SPA Prepayment Event, multiplied by (3) the aggregate principal amount of the Notes then outstanding on the date of the LNG SPA Prepayment Event and (B) the Issuer shall, following the time period specified in the applicable CCH Senior Financing Documents for such prepayment to occur (including following any relevant offer period), make a further pro rata offer to repurchase the Notes at par pursuant to Section 3.3B(vi) in an amount equal to the amount of Senior Debt required (or that would, absent a waiver, have been required) to be prepaid in connection with such LNG SPA Prepayment Event that was not ultimately applied towards prepayment of any Senior Debt due to the holders of such Senior Debt not accepting or waiving such prepayment.

References in this clause (vii) to “Date Certain”, “Initial LNG SPA” “LNG SPA Prepayment Event” and “Senior Debt”, are in each case references to those terms as they are defined in the Train 3 Finance Documents. In no case shall the amount offered to repurchase the Notes pursuant to this clause (vii) exceed the aggregate principal amount of the Notes then outstanding on the date that notice of prepayment is provided to the Note Holders, plus accrued and unpaid interest thereon, if any, to, but excluding, the Offer Settlement Date.

(d)    Section 3.3B(vi)(a) of the Note Purchase Agreement shall be hereby deleted and replaced with the following:

(a) Upon the occurrence of a Change of Control or within five Business Days after the occurrence of any event described in subsection 3.3B(i), (iii) (iv) or (vii) requiring Issuer to make an offer to redeem and prepay the Notes, Issuer shall prepare and provide to each Note Holder a notice (each, an “Offer to Repay Notice”), which shall be substantially in the form of Exhibit E and shall include an offer (the “Offer to

Repay”) pursuant to the covenant in subsections (i), (ii), (iii), (iv) or (vii) as applicable, to repay, on the date (each, an “Offer Settlement Date”) that is twenty (20) Business Days, after the date of the Offer to Repay Notice, (A) in the case of an event described in subsection (i), (iii) or (iv) above, the maximum principal amount of Notes that may be purchased with the amounts described in such subsections (or in the case of subsection (iii) above, the amount described in subsection 7.6A), at an offer price in cash in an amount equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest thereon, if any, to, but excluding, the Offer Settlement Date plus the Yield Maintenance Amount with respect thereto, (B) in the case of an event described in subsection (ii) above, 101% of the outstanding principal amount of the Notes plus accrued and unpaid interest thereon, if any, to, but excluding, the Offer Settlement Date or (C) in the case of an event described in subsection (vii) the maximum principal amount of Notes that may be purchased with the amounts described in such subsection, at an offer price in cash in an amount equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest thereon, if any, to, but excluding, the Offer Settlement Date. Each Note Holder (or its appointee) wishing to accept all or any portion of the Offer to Repay shall reply, substantially in the form of Schedule 1 to Exhibit E, indicating whether such Offer to Repay is accepted by 5:00 p.m. (Houston time) on the fifth Business Day immediately preceding the Offer Settlement Date. Each Note Holder accepting the Offer to Repay shall surrender such Note Holder’s Note to Issuer and, if required, furnish appropriate endorsements and transfer documents.

(e)    Exhibit E of the Note Purchase Agreement shall be hereby deleted and replaced with Exhibit E attached hereto.

Section 3.    Miscellaneous.

(a)    Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Note Purchase Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. All references to the “Note Purchase Agreement” or the “Amended and Restated Note Purchase Agreement” in this Amendment and the other Note Documents shall be deemed to be references to the Note Purchase Agreement as amended by this Amendment. This Amendment does not, except as explicitly set forth herein, constitute a waiver of compliance with, or modification or amendment of, any other term or condition under the Note Purchase Agreement. This Amendment is an “Additional Note Document”.

(b)     Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(c)    This Amendment and any claims, controversy, dispute or cause of action (whether sounding in contract, tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and be construed in accordance with, the law of the State of New York without giving effect to any choice of law principles that would apply the laws of another jurisdiction. The provisions of Section 12.21 of the Note Purchase Agreement shall apply with like effect to this Amendment.

(d)     This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Amendment constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as the delivery of a manually executed counterpart of this Amendment.

(e)    No provision of this Amendment may be amended, modified or supplemented except by the written agreement of all of the parties hereto.

[Signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers or other authorized signatories as of the date first written above.

CHENIERE CCH HOLDCO II, LLC, as Issuer

By:	/s/ Lisa C. Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

[Signature Page to NPA Amendment]

EIG MANAGEMENT COMPANY, LLC as Agent for the Note Holders

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

[Signature Page to NPA Amendment]

REQUIRED NOTE HOLDERS:

EIG ENERGY FUND XV, LP By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG ENERGY FUND XV-A, LP By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG ENERGY FUND XV-B, LP By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

[Signature Page to NPA Amendment]

EIG ENERGY FUND XV (CAYMAN), LP By: EIG Management Company, LLC, its sub-advisor

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG ENERGY FUND XVI, LP By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG ENERGY FUND XVI-B, LP By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade

Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

[Signature Page to NPA Amendment]

EIG ENERGY FUND XVI-E, LP By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG ENERGY FUND XVI (CAYMAN), LP By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG ENERGY FUND XVI (SCOTLAND), LP By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

[Signature Page to NPA Amendment]

EIG-KEATS ENERGY PARTNERS, L.P.

By: EIG-Keats Energy Partners GP, LLC, the General Partner

By: EIG Asset Management, LLC, its managing member

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG-GATEWAY DIRECT INVESTMENTS (CORPUS CHRISTI), L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG CORPUS CHRISTI CO-INVESTMENT, L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

[Signature Page to NPA Amendment]

EIG CORPUS CHRISTI CO-INVESTMENT-B, L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

EIG CORPUS CHRISTI CO-INVESTMENT-C, L.P. By: EIG Management Company, LLC, its manager

By:	/s/ Randall Wade
Name:	Randall Wade
Title:	Chief Operating Officer

By:	/s/ Brian Boland
Name:	Brian Boland
Title:	Senior Vice President

[Signature Page to NPA Amendment]